UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2004

CYPRESS COMMUNICATIONS HOLDING CO., INC.

(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-30401 (Commission File Number)	36-4166222 (IRS Employer Identification No.)

15 Piedmont Center, Suite 100
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 869-2500

U.S. REALTEL, INC.

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE DATED JUNE 16, 2004

Item 5. Other Events and Regulation FD Disclosure.

     On June 16, 2004, U.S. RealTel issued a press release announcing the change of its name to Cypress Communications Holding Co., Inc., the appointment of Gregory P. McGraw to the Board of Directors, the appointment of a new COO and the hiring of a new CMO.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 16, 2004 announcing the change of U.S. RealTel’s name to Cypress Communications Holding Co., Inc., the appointment of Gregory P. McGraw to the Board of Directors, the appointment of a new COO and the hiring of a new CMO.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS COMMUNICATIONS HOLDING CO., INC. (Registrant)

By: /s/Gregory P. McGraw Name: Gregory P. McGraw Title: President and Chief Executive Officer
Date: June 17, 2004

Exhibits

Exhibit No.	Description
99.1	Press Release dated June 16, 2004 announcing the change of U.S. RealTel’s name to Cypress Communications Holding Co., Inc., the appointment of Gregory P. McGraw to the Board of Directors, the appointment of a new COO and the hiring of a new CMO.